Execution Version

AMENDMENT 3 TO EXCLUSIVE LICENSE AGREEMENT

This Amendment 3 (“Amendment 3”) entered into as of the last date of the signatures below (“Amendment 3 Effective Date”), by and between Spero Therapeutics, Inc. (“Spero”) and GlaxoSmithKline (“GSK”), hereby amends the Exclusive License Agreement between the Parties dated September 21, 2022, as amended on July 4, 2023, by Amendment 1 to Exclusive License Agreement and further amended on December 20, 2023, by Amendment 2 to Exclusive License Agreement (the “Agreement”). Capitalized terms not otherwise defined in this Amendment 3 will have the same meanings as ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Parties wish to modify the terms of the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and mutual covenants contained in this Amendment 3 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Section 1.136 is hereby amended and restated in its entirety as follows:

“Product Trademarks” means all Trademarks (a) controlled by Spero (or any of its Affiliates) as of the Amendment 3 Effective Date; and (b) that are necessary or useful in the Development, Manufacture or Commercialization of the Compound or any Product in the Field in the GSK Territory (but, for clarity, excluding any house marks of Spero or any of its Affiliates or sublicensees).

2.
Section 2.1 of the Agreement is hereby amended and restated in its entirety as follows:

License Grant to GSK. On the Effective Date and subject to the terms and conditions of this Agreement, Spero, on behalf of itself and its Affiliates, hereby grants to GSK (a) an exclusive (even as to Spero and its Affiliates, but subject to (i) the Spero Retained Rights, (ii) solely with respect to the Meiji Intellectual Property (excluding all [***]) and Meiji Regulatory Documentation, the non-exclusive and sublicensable license granted by Meiji to [***] under the [***], and (iii) all rights retained by [***] with respect to the [***] other than the rights waived pursuant to the [***]), royalty-bearing, sublicensable (in accordance with Section 2.3(a)), transferable (in accordance with Section 14.2) right and license under the Spero Intellectual Property, the Spero Regulatory Documentation, and the Meiji Regulatory Documentation to research, Develop, Manufacture (including to have Manufactured) and Commercialize the Compound and any Products in the Field in the GSK Territory; (b) an exclusive (even as to

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Spero and its Affiliates, but subject to the Spero Retained Rights), non-royalty-bearing, sublicensable (in accordance with Section 2.3(a)), transferable (in accordance with Section 14.2) right and license under the Spero Intellectual Property (excluding, for purposes of this subclause 2.1(b), any Meiji Know-How or Meiji Patents) and Spero Regulatory Documentation to Develop and Manufacture (including to have Manufactured) the Compound and any Products in the Excluded Territory solely for the purpose of furthering the Development, Manufacture and Commercialization of the Compound and any Products in the Field in the GSK Territory; and (c) a non-exclusive, non-royalty-bearing, sublicensable (in accordance with Section 2.3(a)), transferable (in accordance with Section 14.2) right and license under the Meiji Intellectual Property and Meiji Regulatory Documentation to Develop and Manufacture (including to have Manufactured) the Compound and any Products in the Excluded Territory solely for the purpose of furthering the Development, Manufacture and Commercialization of the Compound and any Products in the Field in the GSK Territory. For clarity, the foregoing license in clause (a) above includes the right to use, cross-reference, file or incorporate by reference any information, data and Know-How included or incorporated in the Spero Regulatory Documentation or Meiji Regulatory Documentation to support any regulatory filings in the GSK Territory relating to the Compound or any Product or in the Development, Manufacture and Commercialization of the Compound and any Products in the GSK Territory. Without limiting the foregoing, GSK hereby agrees to Commercialize any Product solely in the GSK Territory and shall not, and shall not permit its Affiliates, Sublicensees or distributors to, distribute, market, promote, offer for sale or sell any Product (1) to any Third Party outside the GSK Territory, or (2) to any Third Party inside the GSK Territory that GSK, or its Affiliates, Sublicensees or distributors, as applicable, knows is reasonably likely to distribute, market, promote, offer for sale or sell such Product outside the GSK Territory.

3.
Section 4.9 of the Agreement is hereby amended and restated in its entirety as follows:

Trademarks. Subject to the terms and conditions herein, as between GSK and Spero, GSK shall have the sole authority to select Trademarks for any Product in the GSK Territory and shall, at its expense, own and be responsible for all such Trademarks. Notwithstanding anything to the contrary set forth herein, neither Spero nor GSK shall select or use any Trademark for any Product in their respective Territory that is identical or confusingly similar to a Trademark for any Product that is selected by the other Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.
As of the Amendment 3 Effective Date, Spero hereby assigns, conveys and transfers to GSK, its Product Trademarks, and all trademark applications and registrations therefor, including those trademark applications and registrations set forth below in Schedule A, all common law rights therein, and all goodwill arising from the use of or symbolized by such Product Trademarks.

SCHEDULE A

Country	Trademark	Class	Status	App. No.	Filing Date	Reg. No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

5.
As of the Amendment 3 Effective Date, Spero shall have no further responsibilities with respect to the Product Trademarks, and GSK shall have sole responsibility and discretion for the filing, maintenance, or abandonment of the Product Trademarks. Notwithstanding the foregoing, each Party agrees to cooperate fully with the other Party to carry into effect the intents and purposes of this Amendment 3. Each Party further agrees to undertake all such reasonable acts and/or execute or precure the execution of all documents as may be reasonably required by law or reasonably necessary to vest each Product Trademark in GSK or otherwise perfect the legal and beneficial title of GSK in and to each of the Product Trademarks.
6.
In the event of termination of the Agreement by Spero pursuant to Section 11.3 or Section 11.4 of the Agreement or by GSK pursuant to Section 11.2 or Section 11.5 of the Agreement, Section 11.7(b)(vi) of the Agreement shall apply to the Product Trademarks.
7.
Spero hereby represents and warrants to GSK that (a) Spero owns all right, title, and interest in and to the Product Trademarks, free and clear of all liens, security interest, or other encumbrances, (b) no licenses to the Product Trademarks have been granted to any third parties, (c) the Product Trademarks are not infringing any third party trademarks, (d) the registrations for the Product Trademarks are valid and enforceable, and have been properly maintained, and (e) Spero has no knowledge of any third party trademarks which could be asserted against the validity of the Product Trademarks.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.
This Amendment 3 contains the P Amendment 3. This Amendment 3 shall be governed by the laws of the State of Delaware, without regard to the conflicts of law principles that would require application of different law.
9.
This Amendment 3 may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment 3 by telecopier or other electronic means (e.g., via PDF) shall be effective delivery of a manually executed counterpart of this Amendment 3. A facsimile, .pdf or electronic signature shall be deemed original and to be effective as if they were original.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment 3 as of the Amendment 3 Effective Date.

Spero Therapeutics, Inc.	GlaxoSmithKline Intellectual Property (No. 3) Limited
By: /s/ Esther Rajavelu	By: /s/ Darren Barnett
Name: Esther Rajavelu	Name: Darren Barnett
Title: CFO & CBO	Title: Authorised Signatory representing The Wellcome Foundation Limited
Date: 03/04/2024	Date: 03/01/2024

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.